                                                                    EXHIBIT 4(a)

FRONT:

     COMMON SHARES                                                 COMMON SHARES

        Number                                                         Shares

                         BRUSH ENGINEERED MATERIALS INC.
     NO PAR VALUE                                                   NO PAR VALUE

INCORPORATED                THIS CERTIFICATE IS              CUSIP
UNDER THE LAWS       TRANSFERABLE IN CLEVELAND, OH OR NEW      SEE REVERSE
OF THE STATE OF                  YORK, NY                      FOR CERTAIN
    OHIO                                                       DEFINITIONS

    THIS CERTIFIES THAT



                           [IMAGE OF STATUE OF LIBERTY
                            WITH GLOBE IN BACKGROUND]



         IS THE OWNER OF

                 FULLY PAID AND NON-ASSESSABLE COMMON SHARES, OF

                         BRUSH ENGINEERED MATERIALS INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Articles of Incorporation filed in the office of the Secretary of State of Ohio, to all of which the holder, by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                [BRUSH ENGINEERED MATERIALS INC. CORPORATE SEAL]



-------------------------------                   ------------------------------
         SECRETARY                                           PRESIDENT


COUNTERSIGNED AND REGISTERED
     NATIONAL CITY BANK
     (CLEVELAND, OHIO)
     TRANSFER AGENT
     AND REGISTRAR,

By
   ----------------------------------
   AUTHORIZED SIGNATURE

REVERSE:

                         BRUSH ENGINEERED MATERIALS INC.

         SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, RIGHTS, POWERS, RESTRICTIONS, LIMITATIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF THE STOCK OF EACH CLASS AND OF EACH SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION BY WRITTEN REQUEST TO THE SECRETARY OF BRUSH ENGINEERED MATERIALS INC. AT THE PRINCIPAL OFFICES OF THE CORPORATION.

         THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN BRUSH ENGINEERED MATERIALS INC. AND NATIONAL CITY BANK, N.A., DATED AS OF _____________ (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF BRUSH ENGINEERED MATERIALS INC. THE RIGHTS ARE NOT EXERCISABLE PRIOR TO THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY BE EXCHANGED, MAY EXPIRE, MAY BE AMENDED, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE. BRUSH ENGINEERED MATERIALS INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -        as tenants in common         UNIF GIFT MIN ACT -                        Custodian
                                                                   ----------------------           ---------------
                                                                   (Cust)                           (Minor)
TEN ENT  -        as tenants by the            under Uniform Gifts to Minors
                  entireties                   Act
                                                   -------------------------------
                                                                (State)
JT TEN   -        as joint tenants with
                  right of survivorship        UNIF TRAN MIN ACT -                           Custodian
                  and not as tenants in                            -------------------------            --------------------
                  common                                           (Cust)                               (Minor)
                                                          under Uniform Transfers to Minors
                                                          Act
                                                              -----------------------------------------
                                                                               (State)

                               Additional abbreviations may also be used though not in the above list

           For value received, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

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--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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              Shares of the capital stock represented by the within Certificate,
-------------

and do hereby irrevocably constitute and appoint
                                                 -------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  _________________            X
                                       -------------------------------
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE, IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                            The signature(s) must be guaranteed
                                            by an eligible guarantor institution
                                            (Banks, Stockbrokers, Savings and
                                            Loan Associations and Credit Unions
                                            with membership in an approved
                                            signature guarantee Medallion
                                            Program, S.E.C. Rule 17Ad-15.

                                            SIGNATURE GUARANTEE:


      KEEP THIS CERTIFICATE IN A SAFE PLACE. IF LOST, STOLEN, MUTILATED OR
          DESTROYED, THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A
             CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.